USCF ETF TRUST

USCF SUMMERHAVEN SHPEN INDEX FUND (BUYN)

Supplement dated September 10, 2019

to the prospectus of USCF SummerHaven SHPEN Index Fund

dated October 30, 2018

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

The staff of NYSE Regulation (the “Staff”) had previously notified USCF ETF Trust (the “Trust”) that the USCF SummerHaven SHPEN Index Fund (the “Fund”) is not in compliance with a continued listing standard of the NYSE Arca, Inc. (the “Exchange”). Following its initial year of trading on the Exchange, the Fund is required to maintain at least 50 shareholders, and the Fund was found to be below that threshold by the Staff. In accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to the Fund’s ticker symbol on the consolidated tape.

The Trust had submitted a response to the Exchange outlining the Trust’s plan to increase the number of shareholders of the Fund and received a six-month “cure period.” Recently, the Trust was granted a three-month extension of the initial six-month cure period, during which the Fund must demonstrate that it has at least 50 shareholders. If the Fund is unable to meet the Exchange’s continued listing standards by the end of the extended cure period, there can be no guarantee that the Fund will be able to avoid a delisting action by the Exchange. In such event, you will receive additional information about the future plans for the Fund.

Please retain this supplement for future reference.